Filing pursuant to Rule 497
1933 Act File. No. 33-10754
1940 Act File No. 811-4933


                   Commonwealth Cash Reserve Fund, Inc.
           Supplement to Statement of Additional Information
                         dated August 1, 1998

Certificates of Deposit - The Fund is authorized to invest in negotiable certificates of deposit and negotiable bank deposit notes of domestic banks and domestic offices of foreign banks with a rating of at least A-1 by Standard & Poor's and P-1 by Moody's Investor Services, Inc., for maturities of one year or less, and a rating of at least AA by Standard and Poor's and Aa by Moody's Investor Service, Inc., for maturities over one year and not exceeding thirteen months.

Municipal Obligations - The Fund may invest in the stocks, bonds, notes and other evidences of indebtedness of municipal entities including any state of the United States or any city, county, town or district situated in any one of the states of the United States upon which there is no default. See "Investment Policies" in the Additional Statement for a discussion of additional criteria that municipal obligations must meet to be eligible for investment by the Fund.

Additional Requirements for Municipal Obligations - The Fund may only purchase municipal obligations that are legal investments for govermental units in Virginia under Section 2.1-328 of the Code of Virginia, as it may be amended from time to time. The following municipal obligations are permitted investments for the Fund.

Obligations of the Commonwealth - Stocks, bonds, notes and other evidences of indebtedness of the Commonwealth of Virginia, and those unconditionally guaranteed as to the payment of principal and interest by the Commonwealth of Virginia.

Obligations of Other States - Stocks, bonds, notes and other evidences of indebtedness of any state of the United States upon which there is no default and upon which there has been no default for more than ninety days; provided, that within the twenty fiscal years next preceding the making of such investment, such state has not been in default for more than ninety days in the payment of any part of principal or interest of any debt authorized by the legislature of such state to be contracted.

Obligations of Virginia Governmental Units - Stocks, bonds, notes and other evidences of indebtedness of any county, city, town, district, authority or other public body in the Commonwealth of Virginia upon which there is no default; provided, that if the principal and interest be payable from revenues or tolls and the project has not been completed, or if completed, has not established an operating record of net earnings available for payment of principal and interest equal to estimated requirements for that purpose according to the terms of the issue, the Fund will invest in such instruments only when PFM is satisfied that the credit risk with respect to the issuer is minimal.